UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 29, 2006

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
(Exact name of registrant as specified in its charter)

New Jersey	001-09120	22-2625848
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Park Plaza, P.O. Box 1171
Newark, New Jersey 07101-1171
(Address of principal executive offices) (Zip Code)
973-430-7000
(Registrant's telephone number, including area code)
http://www.pseg.com

PUBLIC SERVICE ELECTRIC AND GAS COMPANY
(Exact name of registrant as specified in its charter)
New Jersey	001-00973	22-1212800
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Park Plaza, P.O. Box 570
Newark, New Jersey 07101-0570
(Address of principal executive offices) (Zip Code)
973-430-7000
(Registrant's telephone number, including area code)
http://www.pseg.com

PSEG POWER LLC
(Exact name of registrant as specified in its charter)
Delaware	000-49614	22-3663480
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
80 Park Plaza, T-25
Newark, New Jersey 07102-4194
(Address of principal executive offices) (Zip Code)
973-430-7000
(Registrant's telephone number, including area code)
http://www.pseg.com

PSEG ENERGY HOLDINGS L.L.C.
(Exact name of registrant as specified in its charter)
New Jersey	000-32503	42-1544079
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
80 Park Plaza, T-20
Newark, New Jersey 07102-4194
(Address of principal executive offices) (Zip Code)
973-430-7000
(Registrant's telephone number, including area code)
http://www.pseg.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information contained in Item 8.01 Other Information in this combined Form 8-K is separately filed, as noted, by Public Service Enterprise Group Incorporated (PSEG), Public Service Electric and Gas Company (PSE&G), PSEG Power LLC (Power) and PSEG Energy Holdings L.L.C. (Energy Holdings). Information contained herein relating to any individual company is provided by such company on its own behalf and in connection with its respective Form 8-K. PSE&G, Power and Energy Holdings each makes representations only as to itself and makes no other representations whatsoever as to any other company.

Item 8.01 Other Information

On December 20, 2004, PSEG and Exelon Corporation (Exelon) entered into an Agreement and Plan of Merger, pursuant to which PSEG would merge with and into Exelon with Exelon continuing as the surviving corporation (the Merger). On August 29, 2006, Exelon filed a Current Report on Form 8-K reporting, among other things, that a charge of approximately $55 million ($35 million after-tax) will be recorded in the third quarter of 2006 reflecting its write-off of its capitalized costs associated with the Merger. The text of Exelon’s disclosure follows:

“Merger-Related Costs

On December 20, 2004, Exelon and Public Service Enterprise Group Incorporated (PSEG) entered into an Agreement and Plan of Merger, pursuant to which PSEG would merge with and into Exelon with Exelon continuing as the surviving corporation (the Merger). Exelon has capitalized approximately $55 million of costs associated with the Merger. Although Exelon remains committed to its ongoing efforts to complete the Merger, Exelon management determined that the probability of completion of the Merger is no longer “more likely than not” based on the status of settlement discussions in the proceedings before the New Jersey Board of Public Utilities. As required under GAAP, due to this decreased probability of completion of the Merger, Exelon will record a charge of approximately $55 million ($35 million after tax) in the third quarter of 2006 for the write-off of capitalized costs associated with the Merger. ”

PSEG has expensed all Merger-related costs, except for an immaterial amount of information technology-related costs. PSEG will make an assessment of these immaterial costs prior to the end of the third quarter of 2006.

* * * * *

The statements contained in this communication about PSEG and its subsidiaries' future performance, including future revenues, earnings, strategies, prospects and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Although PSEG, PSE&G, Power and Energy Holdings believe that these expectations are based on reasonable assumptions, they can give no assurance they will be achieved. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. A discussion of some of these risks and uncertainties is contained in PSEG's Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K filed with the Securities and Exchange Commission (SEC). A discussion of other risks associated with the proposed merger with Exelon Corporation is included in the definitive joint proxy statement/prospectus that Exelon filed with the SEC. These documents address in further detail the business, industry issues and other factors that could cause actual results to differ materially from those indicated in this communication. In addition, any forward-looking statements included herein represent PSEG's, PSE&G's, Power's and Energy Holdings' estimates only as of today and should not be relied upon as representing estimates as of any subsequent date. While PSEG, PSE&G, Power and Energy Holdings may elect to update forward-looking statements from time to time, they specifically disclaim any obligation to do so, even if the estimates change, unless otherwise required by applicable securities laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
(Registrant)

By:	/s/ Patricia A. Rado
Patricia A. Rado
Vice President and Controller
(Principal Accounting Officer)

Date: August 29, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ELECTRIC AND GAS COMPANY
(Registrant)

By:	/s/ Patricia A. Rado
Patricia A. Rado
Vice President and Controller
(Principal Accounting Officer)

Date: August 29, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PSEG POWER LLC
(Registrant)

By:	/s/ Patricia A. Rado
Patricia A. Rado
Vice President and Controller
(Principal Accounting Officer)

Date: August 29, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PSEG ENERGY HOLDINGS L.L.C.
(Registrant)

By:	/s/ Patricia A. Rado
Patricia A. Rado
Vice President and Controller
(Principal Accounting Officer)

Date: August 29, 2006